Commitments and Contingencies	9 Months Ended
Sep. 30, 2012
Commitments and Contingencies
Commitments and Contingencies

12. Commitments and Contingencies

The Company's original lease for office and lab space extended through April 2013. The lease contained tenant and capital improvement allowances in the aggregate of $1.1 million. In December 2010, the Company amended its lease arrangement for its office and lab space in order to extend the expiration of the term from April 2013 to April 2018. Commencing in November 2013, the base annual rent will be increased 2% per annum for the remaining term. The Company may elect to extend the term of the lease for an additional five-year period on the same terms and conditions. In addition to the original tenant improvement allowance of $1.1 million, the lease amendment provides for additional tenant improvement allowance of approximately $1.3 million. Through December 31, 2010 and 2011 and September 30, 2012, approximately $949,000, $1.4 million, and $1.7 million, respectively, of the allowance has been utilized and included in fixed assets and deferred rent.

Rent expense for the years ended December 31, 2009, 2010, and 2011 and the nine months ended September 30, 2011 and 2012 was approximately $921,000, $918,000, $906,000, $679,000, and $679,000, respectively. Future minimum lease payments under non-cancelable operating leases as of December 31, 2011 and September 30, 2012, are as follows:

	As of December 31, 2011	As of September 30, 2012
	(in thousands)	(unaudited) (in thousands)
Year ending December 31:
2012	$962	$242
2013	965	965
2014	985	985
2015	1,004	1,004
Thereafter	2,424	2,424

	$6,340	$5,620

The Company has obtained exclusive licenses from third parties for proprietary rights to support the product candidates in the Company's psychiatry portfolio. Under license agreements with Afecta Pharmaceuticals, Inc. (Afecta), the Company has an exclusive option to evaluate Afecta's CNS pipeline and to obtain exclusive worldwide rights to selected product candidates, including an exclusive license to SPN-810. The Company does not owe any future milestone payments for SPN-810. The Company will also be obligated to pay royalties to Afecta based on worldwide net sales of each of these products in the low-single digits. The Company has also entered into a purchase and sale agreement with Rune Healthcare Limited (Rune), where the Company obtained the exclusive worldwide rights to a product concept from Rune. There are no future milestone payments owing to Rune under this agreement. If the Company receives approval to market and sell any products based on the Rune product concept for SPN-809, the Company will be obligated to pay royalties to Rune based on net sales worldwide in the low single digits.